UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of earliest event reported:  April 5, 2007

NEW FIBER CLOTH TECHNOLOGY, INC. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-30021 (Commission File Number)	84-1492104 (IRS Employer Identification No.)

PO Box 461029, Glendale, CO 80246 (Address of Principal Executive Offices) (Zip Code)

(303) 394-1187
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 415 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01. Change in Registrant's Certifying Accountant

New Fiber Cloth Technology, Inc. (the "Company")  has retained the firm of C & F CPA Limited on April 5, 2007 to serve as its principal independent accountant.  At no time during the past two fiscal years or any subsequent period prior to April 5, 2007 did the Company consult with C & F CPA Limited regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by C & F CPA Limited or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.  For the year 2006, all financial accounting of the Company conducted will be prepared on a "Recapitalization Accounting" approach on a consolidated –level.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FIBER CLOTH TECHNOLOGY, INC.

Dated:  April 5, 2007

By:/s/Parker Seto

      Parker Seto

Its:  Chief Financial Officer